UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3009
                                                     ---------------------

                             Columbia Funds Trust II
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  08/31/2004
                                           ------------------

                  Date of reporting period: 08/31/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                    COLUMBIA
                           NEWPORT GREATER CHINA FUND
                                  Annual Report
                                 August 31, 2004


Photo: Man and dog running with stick.

Logo: Columbia Funds
A Member of Columbia Management Group

Table of Contents

Fund Profile ....................  1

Performance Information .........  2

Understanding Your Expenses .....  3

Economic Update .................  4

Portfolio Managers' Report ......  5

Investment Portfolio ............  7

Statement of Assets
   and Liabilities .............. 10

Statement of Operations ......... 11

Statements of Changes
   in Net Assets ................ 12

Notes to Financial Statements ... 14

Financial Highlights ............ 20

Report of Independent Registered
Public Accounting Firm .......... 24

Unaudited Information ........... 25

Trustees ........................ 26

Officers ........................ 28

Important Information
About This Report ............... 29


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

TO OUR FELLOW SHAREHOLDERS
                          ------------------------------------------------------
                                             Columbia Newport Greater China Fund

Dear Shareholder:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement and $70 million in civil penalties. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

You should know that your fund's Board of Trustees has taken another important step to strengthen its capacity to oversee your fund. Recently, the Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia funds. In this role, Ms. Hoene will work with the Board of Trustees, particularly focused on the overall compliance program of the funds and the responsibility and performance of the funds' service providers. Ms. Hoene will report directly to the Board of Trustees and will work closely with senior leadership of Columbia Management, the investment arm of Bank of America, and with Bank of America's principal compliance executives. Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Among the firm's clients were investment advisors and independent directors of mutual funds. Ms. Hoene has also worked for the Securities and Exchange Commission as associate director and deputy director for the Division of Investment Management. She has also been an active advisor to several fund boards in developing independent board practices. The Board is pleased that it has appointed Ms. Hoene with her broad and extensive experience to this important new position.

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds


J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
            --------------------------------------------------------------------
                                             Columbia Newport Greater China Fund

Summary

[] For the 12-month period ended August 31, 2004, the fund's class A shares returned 16.11% without sales charge.

[] In an environment that was generally favorable for stocks, the fund, its benchmarks and its peer group all generated double-digit returns. However, the fund lagged its benchmarks when lower quality securities outperformed, especially in the first half of the period. The fund tends to emphasize higher quality securities.

[] We believe the fund did better than the Lipper China Region Funds Category average because of well-timed strategic moves in its exposure to mainland China.

Class A shares
[Illustration: Arrow going up]
16.11

MSCI China Index
[Illustration: Arrow going up]
21.92

                                    Objective
Seeks long-term growth of capital by investing primarily in equity securities of companies located in the Greater China Region

                                Total net assets
                                  $72.4 million

[Graphic]
Morningstar style box
Style: Growth
Size: Large




The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.

Top 10 holdings as of 08/31/04 (%)
  China Mobile                  6.0
  Datang International Power
    Generation                  4.7
  China Merchants Holdings
    International               4.6
  Taiwan Semiconductor
    Manufacturing               4.5
  PetroChina                    4.4
  Sun Hung Kai Properties       4.3
  Hong Kong & China Gas         4.3
  Henderson Land Development    4.1
  Chinatrust Financial Holding  4.1
  Hutchison Whampoa             3.6


Top 5 sectors as of 08/31/04 (%)
  Financials                   25.7
  Industrials                  17.0
  Utilities                    13.2
  Information technology       13.1
  Telecommunication services   10.4


Sector breakdown and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 08/31/2004.

PERFORMANCE INFORMATION
                       ---------------------------------------------------------
                                             Columbia Newport Greater China Fund

Performance of a $10,000 investment
05/16/97 - 08/31/04 ($)
   sales charge:    without       with
   Class A          16,002       15,082
   Class B          15,240       15,240
   Class C          15,445       15,445
   Class Z          16,737         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Line Chart:
Value of a $10,000 investment 05/16/97 - 08/31/04
           MSCI China   Hang Seng    Class A shares            Class A shares
           Index        Index        without sales charge      with sales charge
May-1997   10000        10000        10000                     9425
           10000        10000        13418                     12646
           10224        10304        14415                     13586
           11624        11105        15104                     14236
           12309        9621         13417                     12645
           10262        10275        13701                     12913
           8596         7271         10149                     9565
           7040         7269         9631                      9077
           6832         7397         9887                      9319
           5094         6392         7778                      7331
           6901         7929         10474                     9872
           6723         8000         10346                     9751
           6030         7241         9352                      8814
           5239         6268         7944                      7487
           4422         6025         6852                      6458
           3622         5597         5963                      5621
           2641         5167         4774                      4499
           3782         5611         6287                      5926
           4159         7245         7770                      7323
           4291         7453         8049                      7586
           3937         7199         7892                      7438
           3205         6814         7097                      6689
           3069         7067         6968                      6568
           3487         7895         7756                      7310
           4362         9644         9000                      8482
           4372         8825         8818                      8311
           6420         9839         10867                     10242
           5619         9583         10336                     9741
           5574         9836         10579                     9970
           5351         9298         9986                      9412
           4919         9725         10366                     9770
           4825         11323        12096                     11400
           4462         12490        13241                     12480
           4268         11421        13302                     12537
           3484         12621        14425                     13595
           3564         12853        15760                     14854
           3900         11487        14061                     13253
           3970         10924        13552                     12773
           4500         12014        15009                     14146
           4415         12519        15503                     14612
           4236         12761        15162                     14290
           3721         11694        14114                     13303
           3547         11141        13287                     12523
           3075         10481        12574                     11851
           3100         11317        13121                     12366
           3549         12072        14107                     13296
           3226         11086        13652                     12867
           2703         9645         12445                     11729
           2977         10146        13408                     12637
           3058         10026        13363                     12594
           3159         9929         13074                     12322
           2731         9378         12436                     11721
           2140         8498         11313                     10662
           2067         7637         10175                     9590
           2120         7744         10592                     9983
           2327         8689         11472                     10813
           2335         8782         11737                     11062
           2116         8263         11714                     11040
           2133         8077         11629                     10961
           2253         8584         12342                     11633
           2351         8972         12879                     12139
           2387         8859         12864                     12124
           2307         8308         12236                     11532
           2206         8050         11501                     10839
           2163         7934         10949                     10319
           1991         7186         10220                     9633
           2003         7486         10251                     9662
           2085         7999         10849                     10225
           2007         7408         10272                     9681
           2103         7358         10487                     9884
           2050         7251         10356                     9761
           1971         6955         9902                      9332
           1974         7072         9994                      9419
           2226         7749         11072                     10435
           2369         7825         11519                     10857
           2603         8282         12645                     11918
           2777         8994         13778                     12985
           2798         9352         14125                     13313
           3224         10127        15227                     14351
           3256         10275        14934                     14076
           3764         10504        15905                     14990
           3740         11082        16579                     15626
           3973         11587        17579                     16568
           3638         10632        16611                     15655
           3163         10029        15169                     14297
           3380         10343        15789                     14881
           3359         10423        15680                     14779
           3372         10385        15440                     14552
Aug-2004   3385         10948        16002                     15082

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Stock Index is an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Shares of the Columbia Newport Greater China Fund were offered during a subscription period that began June 20, 1997 and ended July 25, 1997. The subscription proceeds were invested into the fund on July 25, 1997. The fund's performance returns are calculated from its inception date of May 16, 1997. Index performance is from May 31, 1997.

Average annual total return as of 08/31/04 (%)
   Share class                   A                         B                         C                       Z
   Inception                 05/16/97                  05/16/97                  05/16/97                05/16/97
   Sales charge          without    with          without   with             without   with               without
   1-Year                 16.11     9.43            15.25   10.25              15.15   14.15              16.44
   5-year                  8.63     7.35             7.83    7.53               7.77    7.77               9.44
   Life                    6.66     5.80             5.95    5.95               6.14    6.14               7.32
Average annual total return as of 06/30/04(%)
   Share class                   A                         B                         C                       Z
   Sales charge          without   with           without   with             without   with               without
   1-Year                 36.10    28.28            35.06   30.06              34.99   33.99              36.69
   5-years                 7.61     6.34             6.81    6.50               6.76    6.76               8.43
   Life                    6.52     5.64             5.81    5.81               6.01    6.01               7.19

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

UNDERSTANDING YOUR EXPENSES
                           -----------------------------------------------------
                                             Columbia Newport Greater China Fund

Estimating your actual expenses
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

[] For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

[] For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

March 1, 2004 - August 31, 2004
               Account value at the         Account value at the            Expenses paid              Fund's annualized
           beginning of the period ($)     end of the period ($)        during the period ($)          expense ratio (%)
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
   Class A   1,000.00     1,000.00          914.18     1,015.99           8.76         9.22                   1.82
   Class B   1,000.00     1,000.00          910.31     1,012.22          12.34        13.00                   2.57
   Class C   1,000.00     1,000.00          909.86     1,012.22          12.34        13.00                   2.57
   Class Z   1,000.00     1,000.00          915.19     1,017.24           7.56         7.96                   1.57

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.


Compare with other funds
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE
               -----------------------------------------------------------------
                                             Columbia Newport Greater China Fund

Summary
For the 12-month period that
ended August 31, 2004


[] Despite a slowdown in economic activity in mainland China, engineered by the People's Bank of China, the stock markets of Greater China benefited from the region's solid growth. The MSCI China Index returned 21.92%.

[] GDP growth in China exceeded 9% during the period. However, growth is expected to slow in 2005.

[] 2004 GDP growth for Hong Kong and Taiwan was less robust than growth in mainland China, yet higher than it was in 2003.

MSCI China Index
[Illustration: Arrow going up]
21.92%

The MSCI China Index is an unmanaged broad-based index that tracks the performance of Chinese companies available to non-domestic investors.


During the 12-month period that began September 1, 2003 and ended August 31, 2004, the region known as greater China (including Hong Kong and Taiwan) grew at a faster pace than the world around it, and its stock markets were lifted by favorable economic activity. For the 12-month reporting period, the MSCI China Index returned 21.92%. However, these gains mask uneven performance during the period. Stocks in China, Hong Kong and Taiwan were red hot in 2003, but all three markets gave back much of their prior year's gains in 2004. Hong Kong's stock market held up somewhat better than China or Taiwan as the rising price of oil had a more subdued impact on the companies in developed markets than in emerging markets.

Hong Kong and Taiwan benefit from higher growth

The pace of growth picked up considerably for Hong Kong and Taiwan, which benefited from a worldwide increase in demand for manufactured products and also from an increase in domestic spending. A healthy tourist industry helped buoy retail sales in Hong Kong, which continues to thrive as visitors pour in from mainland China. The Chinese government has recently eased travel restrictions, making it easier for mainland travelers to enter Hong Kong. Negative sentiment about the technology sector put a damper on growth in both Hong Kong and Taiwan in July, but the sector rebounded in August.

Mainland China engineers a soft landing for economy

In China, the good news was a slowdown, rather than a pick-up, in the pace of economic growth. In 2003, merchandise exports and imports soared as a thriving manufacturing sector required raw materials and capital goods to meet demand. Consumer and business spending increased and government spending on infrastructure building rose. Concerned that expansion was proceeding too rapidly, the Chinese government took steps (through the People's Bank of China) to restrain the availability of credit in order to slow the wheels of growth. So far, their intervention appears to have accomplished its goal--an orderly slowdown without any significant interruption to the nation's increased prosperity. In 2003, China's gross domestic product grew at an estimated rate of between 9.5% and 10.0%. Morgan Stanley estimates that the pace of growth has slowed to 9.0% in 2004, with expectations for 7.5% growth in 2005.

Yet, many economists think that China needs to go further and adopt sweeping reforms that would lead to more effective, market-driven controls on the economy. It could also be advantageous for China to adopt a more flexible currency policy in order to regulate economic growth more effectively. Currently, the Chinese currency--the yuan--is pegged to the US dollar.

Looking ahead

Inflation and rapid economic growth often go hand in hand, and within greater China, inflation is watching. Also, the ripple effect of slower growth in China has yet to be felt in other regions. Lehman Brothers Japan has predicted that slowing import growth in China could halve economic growth in Asia outside of Japan in the second half of 2004.

Portfolio Manager's Report
                          ------------------------------------------------------
                                             Columbia Newport Greater China Fund

Net asset value per share
as of 08/31/04 ($)
   Class A                     20.64
   Class B                     20.18
   Class C                     20.45
   Class Z                     21.38

Distributions declared per share
09/01/03 - 08/31/04 ($)
   Class A                      0.11
   Class B                        --
   Class C                        --
   Class Z                      0.16

Holdings discussed in this report
as of 08/31/04 (%)
   Xinao Gas Holdings           1.6%
   China Mengniu Dairy          0.5%
   Taiwan Semiconductor
     Manufacturing              4.5%
   Lite-On Technology           1.8%
   MediaTek                     0.7%
   China Insurance
     International Holdings     0.5%

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.



For the 12-month period ended August 31, 2004, class A shares of Columbia Newport Greater China Fund returned 16.11% without sales charge. The fund trailed the MSCI China Index, which returned 21.92%. The fund's return was also less than the 21.70% return of the Hang Seng Stock Index, an index that tracks the performance of Hong Kong stocks, which are not included in the MSCI China Index. However, the fund outperformed the 14.92% average of its peer group, the Lipper China Region Funds Category.1

The fund trailed its benchmarks primarily because it did not have as much exposure to lower quality stocks as they did. Lower quality stocks did especially well in the first half of the period. However, the performance gap began to close as investors shifted their focus to companies with good balance sheets and solid prospects for long-term growth.

We are pleased to report that the fund did better than the Lipper China Region Funds Category average. When the People's Bank of China announced that it was taking steps to restrain the pace of economic growth, we reduced the fund's exposure to mainland China because we believed that investors would exit its stock market. As a result, the fund weathered the subsequent downturn better than funds with higher mainland China exposure. Later in the period, when valuations became attractive, we added back to the fund's position in mainland China.

Boosting investment in mainland China

As the Chinese economy slowed, stock valuations declined, and selected companies--particularly those associated with infrastructure development and domestic consumption--became attractive. As a result, we doubled the fund's allocation to Xinao Gas Holdings, a gas distributor, which was a positive performer during the period. The fund also participated in an IPO for China Mengniu Dairy, the biggest provider of milk in China. While the stock declined slightly, we are enthusiastic about its long-term potential.

Higher inflation a positive indicator

In Taiwan and Hong Kong, economic growth improved; and after a long period of deflation, we saw the first hint of inflation. Inflation, along with low interest rates and rising consumer spending, was welcomed as a sign that economic growth may be sustainable.

However, in Taiwan, internal problems hurt stock market performance during the reporting period. An assassination attempt on the President and tension between Taiwan and mainland China put a damper on stocks. In addition, technology companies suffered, as the US technology sector cooled. Against this background, we made some changes to the fund's


1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

--------------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund


Sidebar text: We have positioned the portfolio to take advantage of the build-out of China's infrastructure, a rise in domestic consumption and the "re-inflation" of the economy.



position in Taiwan. We sold long-term holdings, Realtek Semiconductor, Asustek Computer and PhoenixTec Power. We increased positions in Taiwan Semiconductor Manufacturing and Lite-On Technology, a maker of optical display products. We also invested in MediaTek, a designer and manufacturer of chip sets for optical storage devices. Valuations for all three companies were at historically low levels. Their short-term returns were slightly negative, yet we are optimistic that they have the potential to benefit the fund over the longer term.

In Hong Kong, we believe that higher inflation has the potential to benefit consumer-oriented companies, real estate businesses and financial institutions in the portfolio. Although we made relatively few changes in Hong Kong, we added China Insurance International Holdings, a general insurance and reinsurance company. The company was slightly negative for performance during the period.

An optimistic outlook for region

Looking ahead, we see both positive factors and potential impediments to growth. On the positive side, we believe we have seen the end of deflation. We think Asian central banks will keep interest rates relatively low and are confident that the Chinese have charted the correct course in tempering growth. If China continues to expand, even at a slower pace, the entire region should benefit--especially Taiwan, which uses China for outsourcing. Yet, higher oil prices and a slowdown in US economic growth could be potential impediments to growth in China. With these factors in mind, we have positioned the portfolio to take advantage of the build-out of China's infrastructure, a rise in domestic consumption and the "re-inflation" of the economy.

Photo of: Eric Sandlund

Eric Sandlund has managed Columbia Newport Greater China Fund since March 2004 and has been with the advisor and its predecessors since June 2002.

/s/ Eric Sandlund

International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Investment Portfolio
                    ------------------------------------------------------------
                                             Columbia Newport Greater China Fund
August 31, 2004

Common Stocks - 98.4%
CONSUMER DISCRETIONARY - 8.2%                                                                              Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                       Distributors - 4.2%        China Resources Enterprise Ltd.                         652,000       868,170
                                                  Heng Tai Consumables Group Ltd.                       1,458,000       136,808
                                                  Li & Fung Ltd.                                        1,580,000     2,044,989
                                                                                               Distributors Total     3,049,967
                                                  -----------------------------------------------------------------------------

                 Household Durables - 0.8%        Guangdong Kelon Electrical Holdings Co., Ltd.,
                                                    Class H                                             1,576,000       575,278
                                                                                         Household Durables Total       575,278
                                                  -----------------------------------------------------------------------------

                              Media - 1.3%        Television Broadcasts Ltd.                              230,000       953,750
                                                                                                      Media Total       953,750
                                                  -----------------------------------------------------------------------------

                   Specialty Retail - 1.9%        Esprit Holdings Ltd.                                    277,000     1,338,219
                                                                                           Specialty Retail Total     1,338,219
                                                                                                                   ------------
                                                                                     CONSUMER DISCRETIONARY TOTAL     5,917,214
CONSUMER STAPLES - 2.3%
------------------------------------------        -----------------------------------------------------------------------------
           Food & Staples Retailing - 0.5%        Convenience Retail Asia Ltd.                          1,176,000       373,285
                                                                                   Food & Staples Retailing Total       373,285

                                                  -----------------------------------------------------------------------------
                      Food Products - 1.8%        China Mengniu Dairy Co., Ltd.                           534,000       335,932
                                                  People's Food Holdings Ltd.                           1,564,000       979,496
                                                                                              Food Products Total     1,315,428
                                                                                                                   ------------
                                                                                           CONSUMER STAPLES TOTAL     1,688,713
ENERGY - 6.2%
------------------------------------------        -----------------------------------------------------------------------------
                          Oil & Gas - 6.2%        CNOOC Ltd.                                            2,772,500     1,304,162
                                                  PetroChina Co., Ltd., Class H                         6,378,000     3,212,382
                                                                                                  Oil & Gas Total     4,516,544
                                                                                                                   ------------
                                                                                                     ENERGY TOTAL     4,516,544
FINANCIALS - 25.7%
------------------------------------------        -----------------------------------------------------------------------------
                   Commercial Banks - 9.9%        Chinatrust Financial Holding Co., Ltd.                2,769,247     2,941,121
                                                  Dah Sing Financial Group                                224,800     1,615,538
                                                  Guoco Group Ltd.                                         89,000       750,305
                                                  Hang Seng Bank Ltd.                                     112,000     1,496,262
                                                  JCG Holdings Ltd.                                       424,000       399,672
                                                                                           Commercial Banks Total     7,202,898

                                                  -----------------------------------------------------------------------------
     Diversified Financial Services - 0.5%        Aeon Credit Service Co., Ltd.                           524,000       329,180
                                                                             Diversified Financial Services Total       329,180

                                                  -----------------------------------------------------------------------------
                          Insurance - 3.3%        Cathay Financial Holding Co., Ltd.                    1,143,000     2,014,385
                                                  China Insurance International Holdings Co., Ltd.        876,000       365,904
                                                                                                  Insurance Total     2,380,289

                                                  -----------------------------------------------------------------------------
                       Real Estate - 12.0%        Cheung Kong Holdings Ltd.                               114,000       990,521
                                                  Henderson Land Development Co., Ltd.                    602,000     2,953,759
                                                  Shanghai Forte Land Co., Ltd.                         1,522,000       355,503
                                                  Sun Hung Kai Properties Ltd.                            332,000     3,100,071
                                                  Swire Pacific Ltd., Class A                             185,000     1,312,376
                                                                                                Real Estate Total     8,712,230
                                                                                                                   ------------
                                                                                                 FINANCIALS TOTAL    18,624,597

                                 See Accompanying Notes to Financial Statements.

                                        7

--------------------------------------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund
Common Stocks - (continued)
HEALTH CARE - 0.6%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
   Health Care Equipment & Supplies - 0.6%        Golden Meditech Co., Ltd. (a)                           476,000       183,135
                                                  Pihsiang Machinery Manufacturing Co., Ltd.              128,698       254,669
                                                                           Health Care Equipment & Supplies Total       437,804
                                                                                                                   ------------
                                                                                                HEALTH CARE TOTAL       437,804
INDUSTRIALS - 17.0%
------------------------------------------        -----------------------------------------------------------------------------
               Electrical Equipment - 1.2%        Johnson Electric Holdings Ltd.                          837,500       855,198
                                                                                       Electrical Equipment Total       855,198

                                                  -----------------------------------------------------------------------------
           Industrial Conglomerates - 8.2%        China Merchants Holdings International Co., Ltd.      2,192,000     3,325,129
                                                  Hutchison Whampoa Ltd.                                  333,200     2,626,794
                                                                                   Industrial Conglomerates Total     5,951,923

                                                  -----------------------------------------------------------------------------
                             Marine - 2.1%        Cosco Pacific Ltd.                                      972,000     1,467,559
                                                                                                     Marine Total     1,467,559

                                                  -----------------------------------------------------------------------------
      Transportation Infrastructure - 5.5%        Anhui Expressway Co., Ltd., Class H                   1,442,000       633,888
                                                  Jiangsu Expressway Co., Ltd., Class H                 2,198,000       889,359
                                                  Zhejiang Expressway Co., Ltd., Class H                3,628,000     2,475,116
                                                                              Transportation Infrastructure Total     3,998,363
                                                                                                                   ------------
                                                                                                INDUSTRIALS TOTAL    12,273,043
INFORMATION TECHNOLOGY - 13.1%
------------------------------------------        -----------------------------------------------------------------------------
            Computers & Peripherals - 3.3%        Acer, Inc.                                              802,582     1,072,957
                                                  Lite-On Technology Corp.                              1,348,732     1,269,584
                                                                                    Computers & Peripherals Total     2,342,541

                                                  -----------------------------------------------------------------------------
 Electronic Equipment & Instruments - 4.6%        Hon Hai Precision Industry Co., Ltd.                    650,226     2,144,871
                                                  Synnex Technology International Corp.                   799,700     1,196,967
                                                                         Electronic Equipment & Instruments Total     3,341,838

                                                  -----------------------------------------------------------------------------
Semiconductor & Semiconductor Equipment - 5.2%    MediaTek, Inc.                                           72,039       509,675
                                                  Taiwan Semiconductor Manufacturing Co., Ltd.          2,335,692     3,246,423
                                                                    Semiconductor & Semiconductor Equipment Total     3,756,098
                                                                                                                   ------------
                                                                                     INFORMATION TECHNOLOGY TOTAL     9,440,477
MATERIALS - 1.7%
------------------------------------------        -----------------------------------------------------------------------------
                    Metals & Mining - 1.7%        Yanzhou Coal Mining Co., Ltd., Class H                1,126,000     1,223,864
                                                                                            Metals & Mining Total     1,223,864
                                                                                                                   ------------
                                                                                                  MATERIALS TOTAL     1,223,864
TELECOMMUNICATION SERVICES - 10.4%
------------------------------------------        -----------------------------------------------------------------------------
Diversified Telecommunication Services - 2.7%     China Telecom Corp., Ltd., Class H                    6,016,000     1,955,701
                                                                     Diversified Telecommunication Services Total     1,955,701

                                                  -----------------------------------------------------------------------------
Wireless Telecommunication Services - 7.7%
                                                  China Mobile Ltd.                                     1,476,500     4,315,248
                                                  Taiwan Cellular Corp.                                 1,330,000     1,256,079
                                                                        Wireless Telecommunication Services Total     5,571,327
                                                                                                                   ------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL     7,527,028


See Accompanying Notes to Financial Statements.


                                       8

--------------------------------------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund

Common Stocks - (continued)
UTILITIES - 13.2%                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                 Electric Utilities - 7.4%        Datang International Power Generation Co., Ltd.,
                                                    Class H                                             4,402,000     3,422,956
                                                  Huaneng Power International, Inc., Class H            2,578,000     1,921,811
                                                                                         Electric Utilities Total     5,344,767
                                                  -----------------------------------------------------------------------------

                      Gas Utilities - 5.8%        Hong Kong & China Gas Co., Ltd.                       1,718,304     3,088,012
                                                  Xinao Gas Holdings Ltd. (a)                           2,292,000     1,145,078
                                                                                              Gas Utilities Total     4,233,090
                                                                                                                   ------------
                                                                                                  UTILITIES TOTAL     9,577,857
                                                                                                                   ------------
                                                  TOTAL COMMON STOCKS (Cost of $57,212,701)                          71,227,141
Short-Term Obligation - 0.4%
------------------------------------------        -----------------------------------------------------------------------------

                                                                                                          Par ($)
                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 08/31/04, due 09/01/04
                                                  at 1.490%, collateralized by a U.S. Treasury
                                                  Bond maturing 05/15/14, market value
                                                  $316,050 (repurchase proceeds $308,013)                 308,000       308,000
                                                                                                                   ------------

                                                  TOTAL SHORT-TERM OBLIGATION (Cost of $308,000)                        308,000


                                                  Total Investments - 98.8%
                                                  (cost of $57,520,701) (b)                                          71,535,141

                                                  Other Assets & Liabilities, Net - 1.2%                                835,092

                                                  Net Assets - 100.0%                                                72,370,233



NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Cost for both financial statement and federal income tax purposes is the same.

      SUMMARY OF SECURITIES                                          % OF TOTAL
      BY COUNTRY (UNAUDITED)                VALUE ($)                INVESTMENTS
      ----------------------               ----------                -----------
      Hong Kong                            37,675,056                      52.7
      China                                16,665,857                      23.3
      Taiwan                               15,906,731                      22.2
      Singapore                               979,497                       1.4
      United States*                          308,000                       0.4
                                           ----------                  --------
                                           71,535,141                     100.0

*    Represents short-term obligation.

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                                   ---------------------------------------------
                                             Columbia Newport Greater China Fund
August 31, 2004

                                                                                                                             ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    Assets        Investments, at cost                                               57,520,701
                                                  Investments, at value                                              71,535,141
                                                  Cash                                                                      654
                                                  Foreign currency (cost of $366,471)                                   366,251
                                                  Receivable for:
                                                    Investments sold                                                  1,485,186
                                                    Fund shares sold                                                    140,830
                                                    Interest                                                                 13
                                                    Dividends                                                           246,194
                                                  Deferred Trustees' compensation plan                                    5,345
                                                                                                                   ------------
                                                                                                     Total Assets    73,779,614


                                                  -----------------------------------------------------------------------------
                               Liabilities        Payable for:
                                                    Investments purchased                                             1,089,283
                                                    Fund shares repurchased                                             143,879
                                                    Investment advisory fee                                              56,412
                                                    Administration fee                                                       15
                                                    Transfer agent fee                                                   25,810
                                                    Pricing and bookkeeping fees                                         13,104
                                                    Trustees' fees                                                          400
                                                    Audit fee                                                            20,500
                                                    Custody fee                                                          13,015
                                                    Distribution and service fees                                        26,100
                                                  Deferred Trustees' fees                                                 5,345
                                                  Other liabilities                                                      15,518
                                                                                                                   ------------
                                                                                                Total Liabilities     1,409,381

                                                                                                       Net Assets    72,370,233


                                                  -----------------------------------------------------------------------------
                 Composition of Net Assets        Paid-in capital                                                    93,269,974
                                                  Undistributed net investment income                                   464,770
                                                  Accumulated net realized loss                                    (35,379,177)
                                                  Net unrealized appreciation on:
                                                    Investments                                                      14,014,440
                                                    Foreign currency translations                                           226
                                                                                                                   ------------


                                                                                                       Net Assets    72,370,233


                                                  -----------------------------------------------------------------------------
                                   Class A        Net assets                                                         47,282,045
                                                  Shares outstanding                                                  2,291,144
                                                  Net asset value per share                                            20.64(a)
                                                  Maximum offering price per share ($20.64/0.9425)                     21.90(b)


                                                  -----------------------------------------------------------------------------
                                   Class B        Net assets                                                         10,470,778
                                                  Shares outstanding                                                    518,843
                                                  Net asset value and offering price per share                         20.18(a)


                                                  -----------------------------------------------------------------------------
                                   Class C        Net assets                                                          9,435,755
                                                  Shares outstanding                                                    461,488
                                                  Net asset value and offering price per share                         20.45(a)


                                                  -----------------------------------------------------------------------------
                                   Class Z        Net assets                                                          5,181,655
                                                  Shares outstanding                                                    242,317
                                                  Net asset value, offering and redemption price per share             21.38(c)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
                       ---------------------------------------------------------
For the Year Ended August 31, 2004           Columbia Newport Greater China Fund
                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                         Investment Income        Dividends                                                           1,917,415
                                                  Interest                                                               20,976
                                                                                                                   ------------
                                                  Total Investment Income (net of foreign taxes
                                                  withheld of $101,310)                                               1,938,391


                                                  -----------------------------------------------------------------------------
                                  Expenses        Investment advisory fee                                               686,152
                                                  Administration fee                                                     24,036
                                                  Distribution fee:
                                                    Class B                                                              68,781
                                                    Class C                                                              61,026
                                                  Service fee:
                                                    Class A                                                             120,081
                                                    Class B                                                              22,859
                                                    Class C                                                              20,298
                                                  Transfer agent fee                                                    193,695
                                                  Pricing and bookkeeping fees                                           39,253
                                                  Trustees' fees                                                          6,902
                                                  Custody fee                                                            80,981
                                                  Non-recurring costs (See Note 8)                                        3,494
                                                  Other expenses                                                        123,572
                                                                                                                   ------------
                                                    Total Expenses                                                    1,451,130
                                                  Custody earnings credit                                                 (134)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 8)        (3,494)
                                                                                                                   ------------
                                                    Net Expenses                                                      1,447,502
                                                                                                                   ------------
                                                  Net Investment Income                                                 490,889


                                                  -----------------------------------------------------------------------------
              Net Realized and Unrealized         Net realized gain on:
                Gain (Loss) on Investments          Investments                                                       2,979,569
                      and Foreign Currency          Foreign currency transactions                                        31,887
                                                                                                                   ------------
                                                    Net realized gain                                                 3,011,456

                                                    Net change in unrealized appreciation/depreciation on:
                                                    Investments                                                       4,747,952
                                                    Foreign currency translations                                       (3,356)
                                                                                                                   ------------
                                                    Net change in unrealized appreciation/depreciation                4,744,596
                                                  Net Gain                                                            7,756,052
                                                                                                                   ------------
                                                  Net Increase in Net Assets from Operations                          8,246,941


                                 See Accompanying Notes to Financial Statements.

                                       11

Statement of Changes in Net Assets
                                  ----------------------------------------------
                                             Columbia Newport Greater China Fund



                                                                                                       Year Ended August 31,
                                                                                                    ---------------------------
Increase (Decrease) in Net Assets                                                                        2004 ($)      2003 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                Operations        Net investment income                                   490,889       342,542
                                                  Net realized gain on investments and foreign
                                                  currency transactions                                 3,011,456     1,801,272
                                                  Net change in unrealized appreciation/depreciation
                                                  on investments and foreign currency translations      4,744,596     8,355,746
                                                                                                    ---------------------------
                                                      Net Increase from Operations                      8,246,941   10,499,560
                                                  -----------------------------------------------------------------------------
   Distributions Declared to Shareholders:        From net investment income:
                                                    Class A                                             (271,209)     (211,935)
                                                    Class Z                                              (33,006)       (4,185)
                                                                                                    ---------------------------
                                                      Total Distributions Declared to Shareholders      (304,215)     (216,120)
                                                  -----------------------------------------------------------------------------
                        Share Transactions        Class A:
                                                    Subscriptions                                      11,934,006   42,825,644
                                                    Distributions reinvested                              202,579      167,826
                                                    Redemptions                                      (13,899,730)  (41,932,214)
                                                                                                    ---------------------------
                                                      Net Increase (Decrease)                         (1,763,145)     1,061,256

                                                  Class B:
                                                    Subscriptions                                       8,194,945    2,556,672
                                                    Redemptions                                       (3,513,395)   (2,218,990)
                                                                                                    ---------------------------
                                                      Net Increase                                      4,681,550       337,682

                                                  Class C:
                                                    Subscriptions                                      10,274,672     4,366,827
                                                    Redemptions                                       (4,715,322)   (3,463,081)
                                                                                                    ---------------------------
                                                      Net Increase                                      5,559,350       903,746

                                                  Class Z:
                                                    Subscriptions                                       6,509,751     5,991,931
                                                    Distributions reinvested                               19,453         2,201
                                                    Redemptions                                       (3,704,101)   (4,470,220)
                                                                                                    ---------------------------
                                                      Net Increase                                      2,825,103     1,523,912

                                                  Net Increase from Share Transactions                 11,302,858     3,826,596

                                                   Redemption fees                                          7,435         5,884

                                                  Total Increase in Net Assets                         19,253,019    14,115,920
                                                  -----------------------------------------------------------------------------


See Accompanying Notes to Financial Statements.

                                       12

--------------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund
                                                                                                       Year Ended August 31,
                                                                                                    ---------------------------
                                                                                                         2004 ($)      2003 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                Net Assets        Beginning of period                                  53,117,214    39,001,294
                                                  End of period (including undistributed
                                                  net investment income of $464,770 and
                                                  $246,209, respectively)                              72,370,233    53,117,214
                                                  -----------------------------------------------------------------------------
                         Changes in Shares        Class A:
                                                    Subscriptions                                         587,185     3,071,717
                                                    Issued for distributions reinvested                    10,373        11,869
                                                    Redemptions                                         (693,251)   (3,019,611)
                                                                                                    ---------------------------
                                                      Net Increase (Decrease)                            (95,693)        63,975

                                                  Class B:
                                                    Subscriptions                                         402,492       181,670
                                                    Redemptions                                         (176,010)     (163,897)
                                                                                                    ---------------------------
                                                      Net Increase                                        226,482        17,773

                                                  Class C:
                                                    Subscriptions                                         507,747       311,576
                                                    Redemptions                                         (232,916)     (252,340)
                                                                                                    ---------------------------
                                                      Net Increase                                        274,831        59,236

                                                  Class Z:
                                                    Subscriptions                                         308,478       415,808
                                                    Issued for distributions reinvested                       963           155
                                                    Redemptions                                         (174,971)     (317,706)
                                                                                                    ---------------------------
                                                      Net Increase                                        134,470        98,257

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
                             ---------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund


Note 1. Organization

Columbia Newport Greater China Fund (the "Fund"), a series of Columbia Funds Trust II (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in the Greater China Region.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Greater China Fund to Columbia Newport Greater China Fund. Also on that date, the Trust changed its name from Liberty Funds Trust II to Columbia Funds Trust II.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and

--------------------------------------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund


the time for valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

--------------------------------------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund



    Undistributed          Accumulated
   Net Investment         Net Realized            Paid-In
       Income                 Gain                Capital
--------------------------------------------------------------------------------
       $31,887              $(31,887)               $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                              August 31, 2004   August 31, 2003
--------------------------------------------------------------------------------
 Distributions paid from:
    Ordinary Income*              $304,215          $216,120

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

                          Undistributed
    Undistributed           Long-term         Net Unrealized
   Ordinary Income        Capital Gains        Appreciation
--------------------------------------------------------------------------------
      $470,637                 $--              $14,014,440

Unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                    $19,030,900
    Unrealized depreciation                    $(5,016,460)
--------------------------------------------------------------------------------
    Net unrealized appreciation                $14,014,440



The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
--------------------------------------------------------------------------------
                2007                  $29,627,550
--------------------------------------------------------------------------------
                2008                      703,958
--------------------------------------------------------------------------------
                2010                    5,047,669
--------------------------------------------------------------------------------
                                      $35,379,177

Capital loss carryforwards of $2,979,569 were utilized during the year ended August 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Note 4. Fees and Compensation Paid to Affiliates

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Investment Advisory Fee

Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

         Average Daily Net Assets    Annual Fee Rate
--------------------------------------------------------------------------------
            First $1 billion              0.95%
--------------------------------------------------------------------------------
            Next $500 million             0.90%
--------------------------------------------------------------------------------
            Over $1.5 billion             0.85%


Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 1.15% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Fund's effective investment advisory fee rate was 0.98%.

Administration Fees

Columbia provides administrative and other services to the Fund. Effective November 1, 2003, the Board of Trustees approved an administration fee reduction for the Fund. As a result of the fee reduction, Columbia no longer receives fees from the Fund for its administration services.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Fund's effective administration fee rate was 0.03%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation

--------------------------------------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund



("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended August 31, 2004, the Fund's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.056%

Transfer Agent Fees

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.28%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended August 31, 2004, the Distributor has retained net underwriting discounts of $60,813 on sales of the Fund's Class A shares and received CDSC fees of $49, $44,393 and $17,632 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

Expense Limits and Fee Reimbursements

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $1,374 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

--------------------------------------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund



Note 5. Portfolio Information

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $30,514,807 and $16,973,466, respectively.

Note 6. Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the year ended August 31, 2004, the redemption fees for the Class Z shares of the Fund amounted to $7,435.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2004, the Fund did not borrow under these arrangements.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Because the Fund's investments are concentrated in the Greater China Region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Issuer Focus

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor

--------------------------------------------------------------------------------
August 31, 2004                              Columbia Newport Greater China Fund



alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia that, if these results occur, it will seek exemptive relief from the SEC to permit it to continue to serve as your fund's investment advisor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended August 31, 2004, Columbia has assumed $3,494 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                 Year Ended August 31,
                                                 -----------------------------------------------------------------------------------
Class A Shares                                       2004            2003 (a)         2002 (a)          2001 (a)         2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 17.88           $ 14.29          $ 14.91           $ 19.98          $ 13.94
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                      0.17              0.14             0.10              0.12             0.05
Net realized and unrealized
gain (loss) on investments
and foreign currency                                  2.70              3.53            (0.57)            (5.19)            5.99
                                                   -------           -------           -------          -------          -------
Total from Investment Operations                      2.87              3.67            (0.47)            (5.07)            6.04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                           (0.11)            (0.08)           (0.15)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Redemption fees:
Redemption fees added to paid-in-capital                --(b)(c)          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 20.64           $ 17.88          $ 14.29           $ 14.91          $ 19.98
Total return (d)                                     16.11%            25.84%(e)        (3.22)%(e)       (25.38)%(e)       43.33%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)                                1.89%             2.15%            2.15%             2.15%            2.15%
Interest expense                                        --                --%(g)           --%(g)            --                --
Expenses (f)                                          1.89%             2.15%            2.15%             2.15%            2.15%
Net investment income (loss) (f)                      0.84%             0.97%            0.65%             0.68%            0.26%
Waiver/reimbursement                                    --              0.37%            0.29%             0.21%            0.10%
Portfolio turnover rate                                 25%               33%              16%               14%              28%
Net assets, end of period (000's)                  $47,282           $42,685          $33,201           $37,652         $ 64,722
------------------------------------------------------------------------------------------------------------------------------------

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:
                                                                                 Year Ended August 31,
                                                   ---------------------------------------------------------------------------------
Class B Shares                                       2004           2003 (a)          2002 (a)          2001 (a)          2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 17.51           $ 14.02          $ 14.63           $ 19.75          $ 13.88
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                      0.05              0.04            (0.02)            (0.01)           (0.09)
Net realized and unrealized
gain (loss) on investments
and foreign currency                                  2.62              3.45            (0.55)            (5.11)            5.96
                                                   -------           -------           -------          -------          -------
Total from Investment Operations                      2.67              3.49            (0.57)            (5.12)            5.87
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                              --                --            (0.04)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Redemption fees:
Redemption fees added to paid-in-capital                --(b)(c)          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 20.18           $ 17.51          $ 14.02           $ 14.63          $ 19.75
Total return (d)                                     15.25%            24.89%(e)        (3.93)%(e)       (25.92)%(e)       42.29%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)                                2.64%             2.90%            2.90%             2.90%            2.90%
Interest expense                                        --                --%(g)           --%(g)            --               --
Expenses (f)                                          2.64%             2.90%            2.90%             2.90%            2.90%
Net investment income (loss) (f)                      0.23%             0.30%           (0.10)%           (0.07)%          (0.49)%
Waiver/reimbursement                                    --              0.37%            0.29%             0.21%            0.10%
Portfolio turnover rate                                 25%               33%              16%               14%              28%
Net assets, end of period (000's)                  $10,471           $ 5,121          $ 3,850           $ 4,151           $ 6,335
------------------------------------------------------------------------------------------------------------------------------------

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:
                                                                                Year Ended August 31,
                                                   ---------------------------------------------------------------------------------
Class C Shares                                        2004          2003 (a)         2002 (a)          2001 (a)         2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 17.76           $ 14.22          $ 14.84           $ 20.03          $ 14.10
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                      0.04              0.05            (0.02)            (0.01)           (0.09)
Net realized and unrealized
gain (loss) on investments
and foreign currency                                  2.65              3.49            (0.56)            (5.18)            6.02
                                                   -------           -------           -------          -------          -------
Total from Investment Operations                      2.69              3.54            (0.58)            (5.19)            5.93
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                              --                --            (0.04)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Redemption fees:
Redemption fees added to paid-in-capital                --(b)(c)          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 20.45           $ 17.76          $ 14.22           $ 14.84          $ 20.03
Total return (d)                                     15.15%            24.89%(e)        (3.94)%(e)       (25.91)%(e)       42.06%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)                                2.64%             2.90%            2.90%             2.90%            2.90%
Interest expense                                        --                --%(g)           --%(g)            --               --
Expenses (f)                                          2.64%             2.90%            2.90%             2.90%            2.90%
Net investment income (loss) (f)                      0.20%             0.35%           (0.10)%           (0.07)%          (0.49)%
Waiver/reimbursement                                    --              0.37%            0.29%             0.21%            0.10%
Portfolio turnover rate                                 25%               33%              16%               14%              28%
Net assets, end of period (000's)                  $ 9,436           $ 3,316          $ 1,812           $ 1,352          $ 1,296
------------------------------------------------------------------------------------------------------------------------------------

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund

Selected data for a share outstanding throughout each period is as follows:
                                                                                 Year Ended August 31,
                                                   ---------------------------------------------------------------------------------
Class Z Shares                                       2004           2003 (a)          2002 (a)          2001 (a)         2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 18.51           $ 14.41          $ 15.05           $ 20.11          $ 14.01
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                             0.22              0.11             0.14              0.16             0.09
Net realized and unrealized
gain (loss) on investments
and foreign currency                                  2.81              4.10            (0.59)            (5.22)            6.01
                                                   -------           -------          -------           -------          -------
Total from Investment Operations                      3.03              4.21            (0.45)            (5.06)            6.10
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                           (0.16)            (0.12)           (0.19)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Redemption fees:
Redemption fees added to paid-in-capital                --(b)(c)        0.01               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 21.38           $ 18.51          $ 14.41           $ 15.05          $ 20.11
Total return (d)                                     16.44%            29.51%(e)        (3.10)%(e)       (25.16)%(e)       43.54%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)                                1.64%             1.90%            1.90%             1.90%            1.90%
Interest expense                                        --                --%(g)           --%(g)            --               --
Expenses (f)                                          1.64%             1.90%            1.90%             1.90%            1.90%
Net investment income (f)                             1.06%             0.70%            0.90%             0.93%            0.51%
Waiver/reimbursement                                    --              0.37%            0.29%             0.21%            0.10%
Portfolio turnover rate                                 25%               33%              16%               14%              28%
Net assets, end of period (000's)                  $ 5,182            $1,996             $138              $145             $164
------------------------------------------------------------------------------------------------------------------------------------

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Rounds to less than 0.01%

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
                                 -----------------------------------------------
                                             Columbia Newport Greater China Fund


To the Trustees of Columbia Funds Trust II and the Shareholders of Columbia Newport Greater China Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Newport Greater China Fund (the "Fund") (a series of Columbia Funds Trust II) at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements of the Fund as of August 31, 2003 and for the four fiscal years ending August 31, 2003 were audited by other independent accountants whose report dated October 17, 2003 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Boston, Massachusetts
October 18, 2004

UNAUDITED INFORMATION
                     -----------------------------------------------------------
                                             Columbia Newport Greater China Fund



Federal Income Tax Information

Foreign taxes paid during the fiscal year ended August 31, 2004, amounting to $101,310 ($0.03 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2004.

Gross income derived from sources within foreign countries amounted to $2,018,725 ($0.57 per share) for the fiscal year ended August 31, 2004.

For non-corporate shareholders 36.78%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2003 to August 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

TRUSTEES
        ------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund


Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,   Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
Year first elected or appointed to office(1)  Complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 48)                    Executive Vice President - Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                (formerly President  of UAL Loyalty Services (airline) from September 2001 to December
Chicago, IL 60666                             2002; Executive Vice President and  Chief Financial Officer of United Airlines from
Trustee (since 1996)                          March 1999 to September 2001; Senior Vice President - Finance from March 1993 to July
                                              1999). Oversees 118, Orbitz, Inc. (on-line travel company)
                                              --------------------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 46)                 Adjunct Professor of Law, Northwestern University since September 2004, Private
9534 W. Gull Lake Drive                       Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                       President, Kmart Holding Corporation  (consumer goods), from September 2003 to
Trustee (since 1996)                          March 2004; Executive Vice President - Corporate Development and Administration,
                                              General Counsel and Secretary, Kellogg Company (food manufacturer), from September
                                              1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                              Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to
                                              September 1999). Oversees 118, None
                                              --------------------------------------------------------------------------------------
RICHARD W. LOWRY (Age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                        U.S. Plywood Corporation (building products manufacturer)). Oversees 1203, None
Vero Beach, FL 32963
Trustee (since 1995)
                                              --------------------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                    Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                       Van Voorhis Professor of Political Economy, University of Washington, since September,
University of Washington                      1993 (formerly Director, Institute for Economic Research, University of Washington
Seattle, WA 98195                             from September 2001 to June 2003) Adjunct Professor of Statistics, University of
Trustee (since 1981)                          Washington, since September 1980; Associate Editor, Journal of  Money Credit and
                                              Banking, since September 1993; consultant on econometric and statistical matters.
                                              Oversees 118, None
                                              --------------------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                  September 1999). Oversees 1213,4, Saucony, Inc. (athletic footwear)
Trustee (1985)
                                              --------------------------------------------------------------------------------------
                                              (1)  In December 2000, the boards of each of the former Liberty Funds and former
                                                   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In
                                                   October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the
                                                   "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and
                                                   Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the
                                                   Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the
                                                   Columbia Funds Complex.

--------------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund


Name, address and age, Position with funds,   Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
Year first elected or appointed to office(1)  Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (Age 60)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                              --------------------------------------------------------------------------------------
THOMAS E. STITZEL (Age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                               118, None.
Trustee (since 1998)
                                              --------------------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 67)                   Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since
303 W. Madison                                September 2004 (formerly Managing Director, William Blair Capital Partners (private
Suite 2500                                    equity investing) from September  1994 to September 2004). Oversees 118, Anixter
Chicago, IL 60606                             International (network support equipment distributor);  Ventas, Inc. (real estate
Trustee and Chairman of the Board5            investment trust); Jones Lang LaSalle (real estate management services) and  MONY
(since 1996)                                  Group (life insurance)
                                              --------------------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 1194, Chairman of
Hopkinton, NH 03229                           the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                          giftware and collectibles)
                                              --------------------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                  Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                            BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
Trustee (since 1991)                          Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
                                              --------------------------------------------------------------------------------------


INTERESTED TRUSTEE

WILLIAM E. MAYER2 (Age 64)                    Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                               (formerly Founding Partner, Development Capital LLC from November 1996 to February
Suite 3204                                    1999). Oversees 1203, Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                            service provider); First Health (healthcare); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                          Solutions (retail industry technology provider)
                                              --------------------------------------------------------------------------------------


(2)  Mr. Mayer is an "interested person" (as defined in the Investment
     Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS
--------------------------------------------------------------------------------
                                             Columbia Newport Greater China Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office    Principal occupation(s) during past five years
CHRISTOPHER L. WILSON (Age 47)                      President of the Columbia Funds since October 2004 (formerly President and Chief
One Financial Center                                Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998
Boston, MA 02111                                    to August 2004). President (since 2004)
                                                    --------------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)                       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                                2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                                    Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                              Controller of the Liberty Funds and of the Liberty All-Star Funds from February
                                                    1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                    Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                    2002 (formerly Vice President of Colonial Management Associates, Inc. from
                                                    February 1998 to October, 2000).
                                                    --------------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)                            Senior Vice President and Chief Compliance Officer of the Columbia Funds since
40 West 57th Street                                 August 2004; Chief Compliance Officer of the Liberty All-Star Funds since August
New York, NY 10019                                  2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to
Senior Vice President and                           August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
Chief Compliance Officer                            December 2000; Vice President and Counsel, Equitable Life Assurance Society of
(since 2004)                                        the United States from April 1998 to November 1999).
                                                    --------------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 34)                          Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                    All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June 2002
Chief Accounting Officer                            to May 2004; Vice President, Product Strategy & Development of the Liberty Funds
(since 2004)                                        Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                    and of the Liberty All-Star Funds from August 1999 to February, 2001; Audit
                                                    Manager, Deloitte & Toche LLP from May 1997 to August 1999).
                                                    --------------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 34)                         Controller of the Columbia Funds and of the Liberty All-Star Funds since October
One Financial Center                                2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                                    Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February
Controller (since 2004)                             2003 to September 2004; Assistant Vice President of CDC IXIS Asset Management
                                                    Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC, Inc. from November 1996 to August 2000).
                                                    --------------------------------------------------------------------------------
DAVID A. ROZENSON (Age 50)                          Secretary of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                                2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston
Boston, MA 02111                                    Financial Corporation) since January 1996;  Associate General Counsel, Columbia
                                                    Management Group since November 2002. Secretary (since 2003)
                                                    --------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
                                       -----------------------------------------
                                             Columbia Newport Greater China Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended August 31, 2004.

Photo of: Hand on keyboard
eDelivery


Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


Columbia Newport Greater China Fund  ANNUAL REPORT, AUGUST 31, 2004

LOGO: COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  WWW.COLUMBIAFUNDS.COM
                                                                ---------------
                                                                   PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                                ---------------


                                                736-02/772S-0904 (10/04) 04/2925

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, the series of the registrant included in this filing engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $19,800           $23,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $3,500            $4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $2,500            $2,200

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 primarily consist of the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended August 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended August 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended August 31, 2004 and August 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2004 and August 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust II
            ------------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
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By (Signature and Title)            /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                October 28, 2004
    --------------------------------------------------------------------------